6. Subsequent Events	3 Months Ended	7 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
6. Subsequent Events

On April 21, 2015, our Chairman of the Board of Directors, Myles A. Pressey III, resigned as Interim Chief Executive Officer. On the same date, we appointed Naresh Malik to serve as our Chief Executive Officer. Mr. Malik possesses extensive experience in the film and entertainment services industry. Upon the appointment of Mr. Malik, we entered into an employment agreement providing for a base salary of $250,000 and a one-time grant of 5,000,000 fully vested shares of restricted and unregistered common stock. Mr. Malik is also entitled to receive other performance based bonuses and customary benefits.

In May 2015 we issued 1,500,000 shares of restricted and unregistered common stock for cash totaling $150,000 to an investor. The investor also received a total of 1,500,000 warrants, each convertible into one share of restricted and unregistered common stock at an exercise price of $0.275 per share for a period of three years.

See Note 7 – Stockholders’ Equity for a description of the unregistered and restricted share issuances subsequent to December 31, 2014 and through the date of this report.

On January 22, 2015 we entered into a Settlement Agreement with Rajinder Brar, the previous sole owner of HDIMAX, Inc., in which we cancelled all of the 712,121,205 shares of common stock previously issued to Mr. Brar. In consideration for the shares being cancelled, we forfeited our rights to sell advertising and other products on websites previously controlled Mr. Brar and related entities, with the exception of www.hdimax.com. An outline of the significant terms of the Settlement Agreement include, but are not limited to, the following:

•	The 712,121,205 million shares of HDIMAX Media, Inc. (formerly Indigo-Energy) common stock issued to Rajinder Brar, the owner of 100% of the previously outstanding stock of HDIMAX, Inc. immediately preceding the reverse acquisition transaction, were cancelled.

•	Rajinder Brar, Aneliya Vasileva, and Myles Pressey III, previously appointed as the Company’s officers and Board of Directors immediately following the completion of the reverse acquisition, resigned and forfeited future compensation terms associated with any and all previously agreed upon employment agreements.

•	Mr. James C. Walter Sr. was reappointed to serve as a Director charged with appointing new officers. Mr. Walter Sr. served as the Sole Officer and Director of the Company immediately preceding the completion of the reverse acquisition transaction.

•	The Company’s option agreement to acquire Fashion Style Magazine, Inc., an entity wholly owned by Rajinder Brar, was cancelled.

•	The Omnibus Agreement and License dated November 21, 2014, by and between the Company and Fashion Style Magazine, Inc. was terminated. The brands and assets wholly owned by Rajinder Brar through Fashion Style Magazine, Inc. were intended to be a core portion of the consolidated Company’s business operations subsequent to the completion of the reverse acquisition.

•	The Company forfeited all rights to Frontlinewire.com, a brand and website acquired in the reverse acquisition.

•	The Company maintained all rights to hdimax.com, a brand and website acquired in the reverse acquisition, but agreed to assign those assets back to their original owners by May 1, 2015.

We do not intend to further develop or publish content at www.hdimax.com. For additional details, including a copy of the Settlement Agreement, please see our Current Report on Form 8-K filed on January 29, 2015.

During the first quarter of 2015, associated with the cancellation of our previously effective employment agreements with two former officers, we reversed previously accrued compensation expense and related burden, inclusive of stock-based compensation, totaling $23,295,167.